Goodwill (Details) (USD $)	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Changes in the carrying amount of goodwill
Balance as of January 1	$ 40,610,620	$ 40,215,987	$ 40,152,022
Exchange rate translation	(47,545)	394,633	63,965
Balance as of December 31	40,563,075	40,610,620	40,215,987
Goodwill, net
Goodwill, gross	458,385,379	458,432,924
Accumulated impairment charge	(417,822,304)	(417,822,304)
Goodwill, net	40,563,075	40,610,620	40,215,987
Goodwill impairment charge	$ 0	$ 0	$ 0